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         ASTRA SHORT-TERM MULTI-MARKET INCOME FUND I & II ANNUAL REPORT

Dear Shareholder:                                              February 14, 1997

The Astra Short-Term Multi-Market Income Fund I and the Astra Short-Term Multi-Market Income Fund II (collectively, the "Funds" or individually, a "Fund") for the twelve months ending December 31, 1996, provided total returns of 4.94% and 1.81% respectively*. During the same period, U.S. interest rates, as measured by the 3-year U.S. Treasury, increased 80 basis points from 5.21% to 6.01%, and conversely, bond prices fell.

In aggregate, all of the world's major bond markets, excluding the U.S., rallied over the past year. In fact, bond yields in a number of markets fell so sharply that, at one point during 1996, they were approaching the cyclical low in yields set in late-1993/early-1994. In addition, European/German bond yield spreads have narrowed so sharply that they are now approaching their narrowest yield spreads since late-1993/early-1994. The U.S. bond market joined the party during the last half of 1996, despite the fact that U.S. economic activity remains somewhat strong.

The key factors supporting the bullish trend in global bonds over the past year were: 1) the generally sluggish pace in global economic activity, 2) the relatively benign global inflation environment, and 3) a policy mix of fiscal restraint and monetary ease in Europe, Canada, and Australia, that is supportive of lower real rates. Additionally, during the last half of 1996, the spread between European and German bond yields narrowed significantly. The principal factor behind the move was a new wave of EMU optimism on the part of institutional investors. The possibility that a growing number of EU countries will come close to meeting the Maastricht Treaty criteria on inflation and budget deficits makes it increasingly likely that not only will EMU start on time, but that more countries may qualify for EMU membership than was previously thought possible.

The major fundamental risk to global bonds is a significant upturn in global economic activity. At present, global economic activity is quite subdued, but leading indicators of global economic activity are beginning to turn upward, suggesting that a strong economic upturn may be building for 1997. U.S. and Japanese leading indicators are up strongly relative to their average pace. The German and European leading indicators have recently begun to trend higher, but the rate of change in both indicators is still quite weak when viewed in an historical context. The same is true for Australia, and a bit less so for Canada. Additionally, the euphoria surrounding the possibility that a number of countries may qualify for EMU membership is believed to be overdone at this point.

The uncertainty surrounding the timing and nature of the U.S. Federal Reserve's monetary policy decision lives on. Consensus opinion that the Fed will hike interest rates is probably less certain now. As a result, the 30-year U.S. Treasury bond yield continues to trade in a range of 6.50% to 7.00%. That range will probably remain intact until the uncertainty on policy has been clarified. With the U.S. yield relatively stable, the other international yields continue to extend their rallies due to domestic issues: economic weakness, stable or declining inflation, deficit reduction, and EMU optimism.

Against the backdrop described above, the Funds are expected to maintain a somewhat shorter duration than normal during 1997. Additionally, the Fund may at times hold cash for attractive reinvestment opportunities when it is believed that bond markets may fall and interest rates rise. The Funds will overweight the dollar-bloc countries at the expense of the yen and DM-bloc countries. The desire to overweight the dollar-bloc currencies reflects the view that the U.S. dollar will continue to gain ground on both the yen and DM over the course of 1997. Within the dollar-bloc, the Funds favor overweight positions in Canadian dollars and, to a lesser extent, Australia. These currencies enjoy a substantial real yield pick-up over comparable U.S. dollar assets. Within the DM-bloc, the Funds favor overweight positions in the higher-yielding European countries such as Spain and Italy.

Please be assured that the management of Astra will continue to closely monitor the performance of the Funds as well as all the other funds of the Astra family. We appreciate your continued support and welcome your comments and suggestions.

Sincerely,

Astra Management Corp.
------------------

* Total return calculations assume a hypothetical initial investment at the offering price for Fund I and the net asset value for Fund II on the business day before the first day of the stated period, with all dividends and distributions reinvested in additional shares at the net asset value on the ex-dividend date, and redemption at the net asset value on the last business day of the stated period and after reduction for a 4% contingent deferred sales charge for Fund II. Sales charges or commissions are not reflected in the total returns. Total return for the year ended December 31, 1996 was 1.78% and (2.16%) for Fund I and Fund II, respectively, after deduction of applicable sales charges and assuming the reinvestment of all dividends.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

------

            ASTRA SHORT-TERM MULTI-MARKET INCOME FUND I & II

            MANAGEMENT DISCUSSION AND ANALYSIS
------------------------------

GENERAL ECONOMIC AND MARKET ENVIRONMENT

In aggregate, all of the world's major bond markets, excluding the U.S., rallied over the past year. In fact, bond yields in a number of markets fell so sharply that, at one point during 1996, they were approaching the cyclical low in yields set in late-1993/early-1994. In addition, European/German bond yield spreads have narrowed so sharply that they are now approaching their narrowest yield gaps since the same time period. The U.S. bond market joined the party during the last half of 1996, despite the fact that U.S. economic activity remains somewhat strong.

GLOBAL FIXED INCOME MARKETS IN PARTICULAR

The U.S. interest rate environment during the past fiscal year, as well as specific economic and political developments in each country, combined to create a tremendous impact on the global fixed income sector. In general, the global bond market can be summarized as bullish with the U.S. dollar outperforming other currencies.

The key factors supporting the bullish trend in global bonds over the past year were: 1) the generally sluggish pace in global economic activity, 2) the relatively benign global inflation environment, and 3) a policy mix of fiscal restraint and monetary ease in Europe, Canada, and Australia, that is supportive of lower real rates. Additionally, during the last half of 1996, the spread between European and German bond yields narrowed significantly. The principal factor behind the move was a new wave of EMU optimism on the part of institutional investors. The possibility that a growing number of EU countries will come close to meeting the Maastricht Treaty criteria on inflation and budget deficits makes it increasingly likely that not only will EMU start on time, but that more countries may qualify for EMU membership than was previously thought possible.

The uncertainty surrounding the timing and nature of the U.S. Federal Reserve's monetary policy decision lives on. Consensus opinion that the Fed will hike interest rates is probably less certain now. As a result, the 30-year U.S. Treasury bond yield continues to trade in a range of 6.50% to 7.00%. That range will probably remain intact until the uncertainty on policy has been clarified. With the U.S. yield relatively stable, the other international yields continue to extend their rallies due to domestic issues: economic weakness, stable or declining inflation, deficit reduction, and EMU optimism.

In Europe, the 'core' of Europe led the region into a mild recession in the second half of 1995, while the 'periphery' continued to enjoy trade and investment boosts from cheap currencies. Manufacturing in the core was weak at the end of 1995, and construction subsequently plunged in early 1996. Lower interest rates in the core, a weaker German DM against European periphery countries, and a working-off of excess inventories are expected to set the stage for a resumption of growth in Germany and neighboring economies.

By contrast, the economies in Europe's periphery are relatively weak. The periphery's currencies have appreciated steadily against the core's and Central Banks are taking every opportunity to ease monetary policy in line with declining inflation. In some cases, particularly the United Kingdom, weakness in activity is concentrated in manufacturing. In others, especially Italy and Sweden (where budgetary tightness has compounded tougher monetary conditions), weakness is more pronounced throughout the

------
economy. It is expected that the monetary easing that is currently underway will work, and the whole of Europe will begin to grow at a pace above potential in 1997.

It appears that central banks have been highly successful on inflation. U.S. inflation has remained stable at approximately 3% as the economy has operated at full employment. German inflation has fallen under 1.5% and Japanese prices are actually falling.

Near term, it appears there are limited risks to inflation, especially as the threat from higher commodity prices has somewhat receded in recent weeks. Tight labor market conditions are the main source of a likely modest acceleration of U.S. inflation over the next six months, taking the core CPI rate to 3.5% by mid to late 1997. However, Europe appears to show some prospect for further reductions in core inflation rates, reflecting the low operating levels of the region's economies, the gradual erosion in inflation expectations there (especially the periphery countries), and its continued tightness in fiscal policy.

The U.S. dollar's bullish trend continues on. The dollar is now above DM/US$1.58, close to the high for the past two years. Bullish dollar trends are also occurring in Europe, with the exception of the Italian Lira, where the strength of the currency against the DM has offset U.S. dollar strength.

ANALYSIS OF THE ASTRA SHORT-TERM MULTI-MARKET INCOME FUNDS

Given the previously described scenarios in both the U.S. and global fixed income markets, the major focus of the Astra Short-Term Multi-Market Income Funds was to cautiously decrease exposure in U.S. government securities and selectively add government securities of countries whose credit profiles were relatively stable or improving. Consequently, the funds chose to overweight Spain and Italy in Europe, and Canada, Australia, and New Zealand in the dollar-bloc. However, during the last quarter of 1996, the Funds chose to liquidate a portion of higher-yielding foreign government securities in anticipation of a rise in interest rates abroad. Consequently, the funds were invested in lower yielding U.S. government debt during the fourth quarter. This caused the Funds' yield to drop during the fourth quarter of 1996. On the other hand, the Funds' share price showed somewhat less volatility than would have been the case if it was fully invested in foreign government debt.

------

     COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ASTRA
         SHORT-TERM MULTI-MARKET INCOME FUND I AND THE SALOMON BROTHERS
                 CURRENCY HEDGED 1-5 YEAR WORLD GOVERNMENT INDEX

                                   [GRAPHIC]


In the printed version of the document, a line graph appears which depicts the following plot points:




                     01/21/86 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
Astra Short-Term
 Multi-Market
 Income Fund I**     $  9,701   10,586    9,578   10,560    9,007    7,660   7,766     6,595    6,697    6,895    7,293    7,652


Salomon Brothers
 Currency Hedged
 1-5 Year
 World Government
 Index**             $10,000    11,090   11,831   12,658   13,720   14,825  16,465    17,609   19,045   18,925   21,458   23,283

                          Average Annual Total Returns
                               December 31, 1996

                    1 Year      5 Year      Since Inception*
                     1.78%      -0.90%           -2.41%



                        NOTE: INCLUDES ALL SALES CHARGES

Performance data represents past performance. Past performance is not predictive of future performance. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when redeemed, may be worth more or less than their original cost.

 * In the past, the Trust's manager has voluntarily waived all or a portion of its management fees or assumed responsibility for other expenses, which reduced operating expenses and increased total return to shareholders. Without these reductions, the total return would have been lower.

 ** From inception through June 20, 1990, the Fund operated as Pilgrim Preferred
    Fund investing in high yield preferred stock, with the objective of providing high after-tax income for corporations and high current income for individuals.

*** A subset of the Salomon Brothers World Government Bond Index. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index.

------

     COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ASTRA
         SHORT-TERM MULTI-MARKET INCOME FUND II AND THE SALOMON BROTHERS
                 CURRENCY HEDGED 1-5 YEAR WORLD GOVERNMENT INDEX

                                   [GRAPHIC]
In the printed version of the document, a line graph appears which depicts the following plot points:




                     10/01/91 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
Astra Short-Term
 Multi-Market
 Income Fund II      $ 10,000    9,779    8,820    8,964    9,027    9,384    9,554

Salomon Brothers
 Currency Hedged
 1-5 Year
 World Government
 Index**             $ 10,000   10,325   11,043   11,943   11,868   13,456   14,600

                          Average Annual Total Returns
                               December 31, 1996

                    1 Year      5 Year      Since Inception*
                    -2.16%      -0.46%           -0.86%


                        NOTE: INCLUDES ALL SALES CHARGES

Performance data represents past performance. Past performance is not predictive of future performance. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when redeemed, may be worth more or less than their original cost.

 * In the past, the Fund's investment manager has voluntarily waived all or a portion of its management fees or assumed responsibility for other expenses, which reduced operating expenses and increased total return to shareholders. Without these reductions, the total return would have been lower.

** A subset of the Salomon Brothers World Government Bond Index. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index.

------

            ASTRA SHORT-TERM MULTI-MARKET INCOME FUND I
            PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 1996
------------------------------

  PRINCIPAL
   AMOUNT*                 BONDS AND NOTES: 97.6%                                                             VALUE
--------------                                                                                             ------------
                           AUSTRALIA: 5.0%
       425,000             Australian Government Bond, 7.00%, Due 8/15/98................................   $   342,139
                                                                                                            -----------
                           CANADA: 6.1%
       550,000             Canadian Government Bond, 6.25%, Due 2/1/98...................................       413,281
                                                                                                            -----------
                           DENMARK: 2.2%
       850,000             Denmark Government Bond, 7.00%, Due 8/15/97...................................       147,651
                                                                                                            -----------
                           ITALY: 7.3%
   700,000,000             Italian Government Bond, 10.50%, Due 11/1/98..................................       493,487
                                                                                                            -----------
                           SPAIN: 10.3%
    90,000,000             Spanish Government Bond, 7.30%, Due 7/30/97...................................       699,823
                                                                                                            -----------
                           SWEDEN: 4.3%
     2,000,000             Swedish Government Bond, 10.75%, Due 1/23/97..................................       295,499
                                                                                                            -----------
                           UNITED KINGDOM: 10.6%
       400,000             United Kingdom Government Bond, 9.50%, Due 1/15/99............................       717,903
                                                                                                            -----------
                           UNITED STATES: 51.8%
     3,500,000             U.S. Treasury Note, 6.125%, Due 5/15/98.......................................     3,518,095
                                                                                                            -----------
                             Total Bonds and Notes (Cost $6,520,116).....................................     6,627,878
                                                                                                            -----------
    SHARES                 PREFERRED STOCK: 0.0%
--------------
                           FINANCIAL: 0.0%
        71,265    (R) (a)  Westfed Holdings, Inc., 15.50%................................................             1
                                                                                                            -----------
                               Total Preferred Stock (Cost $6,180,331)...................................             1
                                                                                                            -----------
                           COMMON STOCK: 0.0%
                           FINANCIAL: 0.0%
        21,120    (R) (a)  Westfed Holdings, Inc., Series B..............................................             1
                                                                                                            -----------
                               Total Common Stock (Cost $638)............................................             1
                                                                                                            -----------


                  TOTAL INVESTMENTS IN SECURITIES
                    (COST $12,701,085)** (NOTES 2A AND 3).................................          97.6%     6,627,880
                  CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES..........................           2.4%       165,862
                                                                                                   -----    -----------
                    TOTAL NET ASSETS......................................................         100.0%   $ 6,793,742
                                                                                                   =====    ===========



(R) Restricted securities (see Note 3).
(a) Non-income producing security.
------------------

 * Stated in local currencies unless otherwise noted.
** Cost for Federal income tax purposes is $12,701,085 and net unrealized depreciation consists of:


                  Gross Unrealized Appreciation......................................................   $   140,229
                  Gross Unrealized Depreciation......................................................    (6,213,434)
                                                                                                        -----------
                      Net Unrealized Depreciation....................................................   $(6,073,205)
                                                                                                        ===========

                       See Notes to Financial Statements

------

               ASTRA SHORT-TERM MULTI-MARKET INCOME FUND II
               PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 1996
  --------------------------------


  PRINCIPAL
   AMOUNT*                 BONDS AND NOTES: 97.7%                                                             VALUE
--------------                                                                                             ------------
                           AUSTRALIA: 5.6%
        96,000             Australian Government Bond, 7.00%, Due 8/15/98................................   $    77,283
                                                                                                            -----------
                           CANADA: 8.1%
       150,000             Canadian Government Bond, 6.25%, Due 2/1/98...................................       112,713
                                                                                                            -----------
                           DENMARK: 2.5%
       200,000             Denmark Government Bond, 7.00%, Due 8/15/97...................................        34,741
                                                                                                            -----------
                           ITALY: 10.2%
   200,000,000             Italian Government Bond, 10.50%, Due 11/1/98..................................       140,996
                                                                                                            -----------
                           SPAIN: 11.8%
    21,000,000             Spanish Government Bond, 7.30%, Due 7/30/97...................................       163,292
                                                                                                            -----------
                           SWEDEN: 5.3%
       500,000             Swedish Government Bond, 10.75%, Due 1/23/97..................................        73,875
                                                                                                            -----------
                           UNITED KINGDOM: 12.9%
       100,000             United Kingdom Government Bond, 9.50%, Due 1/15/99............................       179,476
                                                                                                            -----------
                           UNITED STATES: 41.3%
       570,000             U.S. Treasury Note, 6.125%, Due 5/15/98.......................................       572,947
                                                                                                            -----------


                  TOTAL INVESTMENTS IN SECURITIES
                    (COST $1,327,321)** (NOTES 2A AND 3)..................................          97.7%     1,355,323
                  CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES..........................           2.3%        32,092
                                                                                                   -----    -----------
                  TOTAL NET ASSETS........................................................         100.0%   $ 1,387,415
                                                                                                   =====    ===========

------------------

 * Stated in local currencies unless otherwise noted.
** Cost for Federal income tax purposes is $1,327,321 and net unrealized appreciation consists of:



                  Gross Unrealized Appreciation......................................................  $     35,832
                  Gross Unrealized Depreciation......................................................        (7,830)
                                                                                                       ------------
                  Net Unrealized Appreciation........................................................  $     28,002
                                                                                                       ============

                       See Notes to Financial Statements

------

            ASTRA SHORT-TERM MULTI-MARKET INCOME FUNDS
            STATEMENT OF ASSETS AND LIABILITIES
            DECEMBER 31, 1996
------------------------------

                                                                                          FUND I        FUND II
                                                                                       -------------  ------------
ASSETS:
  Investments in securities, at value (identified cost $12,701,085 and $1,327,321,
    respectively) (Notes 2A and 3)...................................................    $ 6,627,880    $1,355,323
  Cash...............................................................................         43,983        45,140
  Receivables:
    Interest.........................................................................        140,732        34,617
    Expense reimbursement from Manager (Note 6)......................................         16,969         2,546
      Prepaid expenses...............................................................         11,294         2,385
                                                                                         -----------    ----------
      Total Assets...................................................................      6,840,858     1,440,011
                                                                                         -----------    ----------
LIABILITIES:
  Payable for capital stock redeemed.................................................         11,425        38,002
  Accrued expenses...................................................................         35,691        14,594
                                                                                         -----------    ----------
      Total Liabilities..............................................................         47,116        52,596
                                                                                         -----------    ----------
NET ASSETS...........................................................................    $ 6,793,742    $1,387,415
                                                                                         ===========    ==========
COMPUTATION OF OFFERING PRICE:
  Net asset value and redemption price per share ($6,793,742 divided by 995,751
    shares and $1,387,415 divided by 189,798 shares, respectively) (Note 7)..........    $      6.82    $     7.31
                                                                                         ===========    ==========

  Offering price per share ($6.82 divided by 97% and $7.31 divided by 100%)..........    $      7.03*   $     7.31
                                                                                         ===========    ==========

------------------
* On investments of $100,000 or more the offering price is reduced.




At December 31, 1996 the components of net assets were as follows:
  Paid-in capital....................................................................    $78,696,285    $2,831,764
  Accumulated net realized loss on investments.......................................    (65,830,618)   (1,472,991)
  Net unrealized appreciation (depreciation) of investments and foreign currency
    transactions.....................................................................     (6,071,925)       28,642
                                                                                         -----------    ----------
                                                                                         $ 6,793,742    $1,387,415
                                                                                         ===========    ==========

                       See Notes to Financial Statements

------

            ASTRA SHORT-TERM MULTI-MARKET INCOME FUNDS
            STATEMENT OF OPERATIONS
            FOR THE YEAR ENDED DECEMBER 31, 1996
------------------------------


                                                                                              FUND I     FUND II
                                                                                            ----------  ----------
INVESTMENT INCOME:
  INCOME:
    Interest..............................................................................    $570,932    $154,283
                                                                                              --------    --------
  EXPENSES:
    Transfer agent fees...................................................................      55,791      16,600
    Investment management fees (Note 6)...................................................      52,544      14,071
    Professional fees.....................................................................      37,658      17,100
    Distribution expenses (Note 5)........................................................      25,221      22,513
    Registration and filing fees..........................................................      22,925      16,539
    Recordkeeping fees....................................................................      22,611       7,150
    Amortization of organization expenses.................................................          --      21,144
    Custody fees..........................................................................      12,219       8,400
    Miscellaneous.........................................................................      13,121       5,134
    Insurance expense.....................................................................      10,755       3,306
    Reports to shareholders...............................................................       9,741       3,000
    Trustees' fees........................................................................       2,871         850
                                                                                              --------    --------
      Total expenses......................................................................     265,457     135,807
    Expense waiver (Note 6)...............................................................     (30,107)    (14,071)
                                                                                              --------    --------
      Net expenses........................................................................     235,350     121,736
                                                                                              --------    --------
         Net investment income............................................................     335,582      32,547
                                                                                              --------    --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
    Net realized gain on investments......................................................     110,373      19,283
    Net realized loss from forward currency contracts and
      foreign exchange transactions.......................................................     (30,876)    (15,421)
                                                                                              --------    --------
    Net realized gain.....................................................................      79,497       3,862
    Net change in unrealized appreciation (depreciation) of investments, forward currency
     contracts and foreign currency transactions..........................................     (40,385)    (15,490)
                                                                                              --------    --------
    Net realized and unrealized gain (loss) on investments and foreign currency
     transactions.........................................................................      39,112     (11,628)
                                                                                              --------    --------
         Net increase in net assets resulting from operations.............................    $374,694    $ 20,919
                                                                                            ==========  ==========

                       See Notes to Financial Statements

------

            ASTRA SHORT-TERM MULTI-MARKET INCOME FUND I
            STATEMENT OF CHANGES IN NET ASSETS
            FOR THE YEARS ENDED DECEMBER 31,
------------------------------


                                                                                     1996              1995
                                                                               ----------------  ----------------
OPERATIONS:
  Net investment income......................................................      $   335,582      $    502,178
  Net realized gain on investments...........................................          110,373            10,396
  Net realized loss from forward currency contracts and foreign exchange
     transactions............................................................          (30,876)          (73,238)
  Net change in unrealized appreciation (depreciation) of investments,
     forward currency contracts and foreign currency transactions............          (40,385)          292,667
                                                                                   -----------      ------------
  Net increase in net assets resulting from operations.......................          374,694           732,003

DISTRIBUTION TO SHAREHOLDERS:
  Distributions from net investment income ($0.22 and $0.25 per share,
     respectively)...........................................................         (286,463)         (470,288)
  Distributions from paid-in capital ($0.04 and $0.10 per share,
     respectively)...........................................................          (49,100)         (196,366)

CAPITAL SHARE TRANSACTIONS:
  Net decrease in net assets from capital share transactions (a).............       (3,846,537)       (5,030,683)
                                                                                   -----------      ------------
       Total decrease in net assets..........................................       (3,807,406)       (4,965,334)
Net assets at the beginning of the period....................................       10,601,148        15,566,482
                                                                                   -----------      ------------
NET ASSETS at the end of the period..........................................      $ 6,793,742      $ 10,601,148
                                                                                   ===========      ============

------------------
(a) A summary of capital share transactions is as follows:


                                                                   1996                        1995
                                                        --------------------------  --------------------------
                                                          SHARES        VALUE         SHARES        VALUE
                                                        ----------  --------------  ----------  --------------
Shares sold...........................................       4,443     $    29,837      16,884     $   113,670
Shares issued in reinvestment of distributions to
  shareholders........................................      26,064         175,227      49,436         333,216
                                                          --------     -----------    --------     -----------
                                                            30,507         205,064      66,320         446,886
Shares redeemed.......................................    (602,323)     (4,051,601)   (810,824)     (5,477,569)
                                                          --------     -----------    --------     -----------
     Net decrease.....................................    (571,816)    ($3,846,537)   (744,504)    ($5,030,683)
                                                          ========     ===========    ========     ===========

                       See Notes to Financial Statements
------

            ASTRA SHORT-TERM MULTI-MARKET INCOME FUND II
            STATEMENT OF CHANGES IN NET ASSETS
            FOR THE YEARS ENDED DECEMBER 31,
------------------------------


                                                                                     1996              1995
                                                                               ----------------  ----------------
OPERATIONS:
  Net investment income......................................................      $    32,547       $   131,065
  Net realized gain on investments...........................................           19,283            51,681
  Net realized loss from forward currency contracts and foreign exchange
     transactions............................................................          (15,421)          (30,514)
  Net change in unrealized appreciation (depreciation) of investments,
     forward currency contracts and foreign currency transactions............          (15,490)           43,768
                                                                                   -----------       -----------
  Net increase in net assets resulting from operations.......................           20,919           196,000

DISTRIBUTION TO SHAREHOLDERS:
  Distributions from net investment income ($0.21 per share).................               --          (136,223)
  Distributions from paid-in capital ($0.19 and $0.10 per share,
     respectively)...........................................................          (65,377)          (61,440)

CAPITAL SHARE TRANSACTIONS:
  Net decrease in net assets from capital share transactions (a).............       (2,003,910)       (3,050,121)
                                                                                   -----------       -----------
       Total decrease in net assets..........................................       (2,048,368)       (3,051,784)
Net assets at the beginning of the period....................................        3,435,783         6,487,567
                                                                                   -----------       -----------
NET ASSETS at the end of the period..........................................      $ 1,387,415       $ 3,435,783
                                                                                   ===========       ===========

------------------
(a) A summary of capital share transactions is as follows:


                                                                   1996                        1995
                                                        --------------------------  --------------------------
                                                          SHARES        VALUE         SHARES        VALUE
                                                        ----------  --------------  ----------  --------------
Shares sold...........................................       2,562     $    18,595      91,683     $   677,067
Shares issued in reinvestment of distributions to
  shareholders........................................       5,483          39,889      17,645         130,464
                                                          --------     -----------    --------     -----------
                                                             8,045          58,484     109,328         807,531
Shares redeemed.......................................    (284,227)     (2,062,394)   (521,691)     (3,857,652)
                                                          --------     -----------    --------     -----------
     Net decrease.....................................    (276,182)    ($2,003,910)   (412,363)    ($3,050,121)
                                                          ========     ===========    ========     ===========

                       See Notes to Financial Statements
------

            ASTRA SHORT-TERM MULTI-MARKET INCOME FUND I
            FINANCIAL HIGHLIGHTS
            FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------



                                                                       YEAR ENDED DECEMBER 31,
                                                        -----------------------------------------------------
                                                          1996       1995       1994       1993       1992
                                                        ---------  ---------  ---------  ---------  ---------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period..................     $ 6.76    $  6.73    $  6.89    $  7.27    $  9.31
                                                           ------    -------    -------    -------    -------
Income (loss) from investment operations --
  Net investment income...............................       0.22       0.25       0.08       0.45       0.86
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions.....       0.10       0.13       0.12      (0.35)     (2.16)
                                                           ------    -------    -------    -------    -------
    Total from investment operations..................       0.32       0.38       0.20       0.10      (1.30)
                                                           ------    -------    -------    -------    -------
Less distributions --
  Distributions from net investment income............       0.22       0.25       0.08         --       0.74
  Distributions from paid-in capital..................       0.04       0.10       0.28       0.48         --
                                                           ------    -------    -------    -------    -------
Total distributions...................................       0.26       0.35       0.36       0.48       0.74
                                                           ------    -------    -------    -------    -------

Net asset value, end of period........................     $ 6.82    $  6.76    $  6.73    $  6.89    $  7.27
                                                           ======    =======    =======    =======    =======
TOTAL RETURN (a)......................................       4.94%      5.77%      2.96%      1.54%    (15.08%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)..............     $6,794    $10,601    $15,566    $27,630    $59,283
Ratio to average net assets --
  Expenses............................................       2.80(b)    2.45%      1.68%      1.85%      1.31%
  Net investment income...............................       3.99(c)    3.98%      3.42%      6.41%      9.46%
Portfolio turnover rate...............................         87%       382%       337%       151%       167%

------------------
(a) Calculated without the deduction of sales charges.

(b) Ratio of expenses to average net assets prior to expense waiver and reimbursement from Manager was 3.16%.

(c) Ratio of net investment income to average net assets prior to expense waiver and reimbursement from Manager was 3.63%.

                       See Notes to Financial Statements

------

            ASTRA SHORT-TERM MULTI-MARKET INCOME FUND II
            FINANCIAL HIGHLIGHTS
            FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------


                                                                           YEAR ENDED DECEMBER 31,
                                                            -----------------------------------------------------
                                                              1996       1995       1994       1993*      1992
                                                            ---------  ---------  ---------  ---------  ---------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period......................     $ 7.37    $  7.39    $  7.71    $  8.10    $  9.73
                                                               ------    -------    -------    -------    -------
Income (loss) from investment operations --
  Net investment income...................................         --       0.21       0.04       0.34       0.73
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions.....................       0.13       0.08       0.01      (0.21)     (1.61)
                                                               ------    -------    -------    -------    -------
    Total from investment operations......................       0.13       0.29       0.05       0.13      (0.88)
                                                               ------    -------    -------    -------    -------
Less distributions --
  Distributions from net investment income................         --       0.21       0.04         --       0.75
  Distributions from paid-in capital......................       0.19       0.10       0.33       0.52         --
                                                               ------    -------    -------    -------    -------
    Total distributions...................................       0.19       0.31       0.37       0.52       0.75
                                                               ------    -------    -------    -------    -------
Net asset value, end of period............................     $ 7.31    $  7.37    $  7.39    $  7.71    $  8.10
                                                               ======    =======    =======    =======    =======
TOTAL RETURN (a)..........................................       1.81%      3.96%      0.69%      1.63%     (9.80%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)..................     $1,387    $ 3,436    $ 6,488    $ 8,127    $14,909
Ratio to average net assets --
  Expenses................................................       5.41(b)    3.49(b)    2.66%      3.10%      1.87%(b)
  Net investment income...................................       1.45(c)    2.80(c)    2.37%      4.32%      7.85%(c)
Portfolio turnover rate...................................        119%       414%       301%       153%       216%

------------------
* Calculation based on average shares outstanding.

(a) Calculated without the deduction of sales charges.

(b) Ratio of expenses to average net assets prior to expense waiver and reimbursement from Manager was 6.03%, 3.78% and 2.64% in 1996, 1995 and 1992, respectively.

(c) Ratio of net investment income to average net assets prior to expense waiver and reimbursement from Manager was 0.83%, 2.51% and 7.08% in 1996, 1995 and 1992, respectively.

                       See Notes to Financial Statements

------

            NOTES TO FINANCIAL STATEMENTS
            DECEMBER 31, 1996
------------------------------

NOTE 1 -- ORGANIZATION

Astra Global Investment Series (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and is authorized to issue shares in separate series. The Trust currently offers shares in Astra Short-Term Multi-Market Income Fund I ("Fund I") and Astra Short-Term Multi-Market Income Fund II ("Fund II") (collectively, the "Funds") both non-diversified series. The Funds' primary investment objectives are to provide investors with high current income with preservation of capital as secondary objectives. To achieve these objectives the Funds will invest in non-diversified portfolios of high quality debt instruments having remaining maturities of not more than 3 years denominated in the U.S. dollar and a range of foreign currencies. The Funds may hedge their foreign currency exposure through the use of forward selling and options. There can be no assurance that the Funds' investment objectives will be achieved.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.

  A. SECURITY VALUATION. Portfolio securities of the Funds which are traded both on an exchange and in the over-the-counter market are valued according to the broadest and most representative market. All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean between the bid and offered quotations of currencies against the U.S. dollar as last quoted by any recognized dealer. When portfolio securities are traded, the valuation is the last reported sale price on the day of valuation. If there is no such reported sale or the valuation is based on the over-the-counter market, the securities are valued at the mean between the last available bid and asked prices. Securities for which reliable quotations are not readily available and all other assets are valued at their respective fair market value as determined in good faith by, or under procedures established by, the Board of Trustees of the Funds.

     Money market instruments with less than sixty days to maturity when acquired by the Fund are valued on an amortized cost basis, which approximates market value.

  B. CURRENCY TRANSLATION. The market values of all assets and liabilities denominated in foreign currency are recorded in the financial statements after translation to the U.S. dollar based upon exchange rates at the end of the period. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

  C. FORWARD CURRENCY CONTRACTS. The Funds may enter into forward purchases or sales of foreign currencies to hedge certain assets and liabilities denominated in foreign currencies against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the forward currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and the value at the time it was closed. Investments in forward currency contracts may expose the Funds to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counterparty to the agreement to perform in accordance with the terms of the contract.

  D. FEDERAL INCOME TAXES. The Funds intend to comply with the requirements of the

------

     Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no Federal income tax provision is required.

     Distributions paid to shareholders during the year ended December 31, 1996, differ from net investment income as determined for financial reporting purposes principally as a result of the characterization of realized foreign currency gains (losses).

  E. SECURITY TRANSACTIONS AND DIVIDENDS. As is common in the industry, security transactions are accounted for on the trade date. Interest income is accrued as earned. Discounts and premiums on debt securities are amortized in accordance with the provisions of the Internal Revenue Code. Distributions to shareholders are recorded on the ex-dividend date. The Funds intend to declare and pay dividends monthly.

  F. USE OF ESTIMATES. In preparing financial statements in accordance with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 -- INVESTMENTS

For the year ended December 31, 1996, the cost of purchases and the proceeds from sales of securities, excluding short-term notes, were $7,037,078 and $10,290,679, respectively, for Fund I and $2,580,091 and $4,339,885, respectively, for Fund II.

On December 31, 1996, Fund I held certain restricted securities (i.e., securities which may not be publicly sold without registration under the Securities Act of 1933 (the '33 Act) or without an exemption under the '33 Act). These securities are valued at fair value as determined by the Board of Trustees by considering quality, dividend rate, and marketability of the securities compared to similar issues.

On December 31, 1996, and on the acquisition dates of the restricted securities, there were no market quotations available for unrestricted securities of the same class. The date of acquisition and costs of restricted securities are as follows:


                                DATE OF
                              ACQUISITION        COST
                              -----------     -----------
Westfed Holdings, Inc.,
  15.50% Pfd................     9/23/88      $6,180,331
Westfed Holdings, Inc.,
  Series B Common...........     9/23/88             638
                                              ----------
Total restricted securities
  (market value of $2 at
  December 31, 1996)........                  $6,180,969
                                              ==========

Fund I will not pay the costs of disposition of the above restricted securities other than ordinary brokerage fees, if any.

At December 31, 1996, the funds had capital loss carryforwards for federal income tax purposes as follows:


                            CAPITAL LOSS        EXPIRES
                            CARRYFORWARD      DECEMBER 31
                           --------------     -----------
Fund I..................    $ 30,519,253         1997
                              16,993,222         1998
                               7,987,637         2000
                              10,290,576         2001
                                  39,930         2003
                             -----------
                             $65,830,618
                             ===========
Fund II.................     $   272,874         2000
                               1,175,535         2001
                                  24,582         2002
                             -----------
                             $ 1,472,991
                             ===========


NOTE 4 -- CAPITAL SHARES

At December 31, 1996, the authorized capital of the Funds consisted of an unlimited number of shares of beneficial interest without par value.

NOTE 5 -- DISTRIBUTION PLANS

A. FUND I DISTRIBUTION PLAN. Fund I has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the "Distribution

------

    Plan"), whereby it may pay up to a maximum annual rate of 0.30% of its average daily net assets to Astra Fund Distributors Corp. ("Distributors"), its principal underwriter, for expenses incurred in the distribution of the shares of Fund I. Pursuant to this Distribution Plan, Distributors is entitled to reimbursement each month for its actual expenses incurred in the distribution and promotion of Fund I's shares, including the printing of prospectuses and reports used for sales purposes, expenses of preparation and printing of sales literature and other such distribution related expenses, including any distribution or service fees paid to securities dealers who have executed a distribution agreement with Distributors. The Distribution Plan permits Distributors to carryforward for a maximum of three years (without carrying charges) distribution expenses from prior years covered by the Distribution Plan for which Distributors has not received reimbursement. At December 31, 1996, Distributors had incurred $367,058 of distribution expenses in excess of amounts currently reimbursable by the Fund.

    During the year ended December 31, 1996, Fund I reimbursed Distributors $25,221 for distribution expenses. Reimbursable expenses incurred by Distributors during the year ended December 31, 1996, included $2,863 for the costs of personnel involved with the promotion and distribution of Fund I's shares.

B. FUND II DISTRIBUTION PLAN. Fund II has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan"), whereby it will provide daily compensation to Distributors in the form of sales commissions equal to 4% of the amount received by Fund II for each share sold (excluding reinvestment of dividends and distributions) plus an interest fee calculated by applying the rate of 1% over prime rate to the outstanding balance of Uncovered Distribution Charges. Daily compensation payments will be made monthly and are limited to an annual rate of .75% Fund II's daily net assets. During the year ended December 31, 1996, Distributors earned $16,885 in daily compensation. At December 31, 1996, Uncovered Distribution Charges (cumulative sales commissions and interest fees reduced by cumulative daily compensation and contingent deferred sales charges paid to the Distributors) amounted to $736,725.

    Fund II has adopted a shareholder maintenance agreement that provides monthly payments to Distributors of a trail or maintenance fee in an amount equal to an annual rate of .25% of Fund II's daily net assets. During the year ended December 31, 1996, Distributors earned maintenance fees of $5,628.

NOTE 6 -- INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Astra Management Corp. (the "Manager") provides the Funds with investment management and administrative services under an Investment Management Agreement. The Manager furnishes all investment advice, office space and salaries of personnel needed by the Funds, except those involved with recordkeeping, daily net asset value calculations, shareholder servicing, placing orders for the execution of portfolio transactions, and maintaining registration of shares under state securities laws. As compensation for its services, the Manager is paid monthly a fee which is equal to the annual rate of 0.625% on the first $1 billion of average daily net assets for each fund and is reduced on assets in excess of that amount.

The Manager has agreed to reduce its aggregate fees for any fiscal year, or to reimburse the Funds to the extent required, so that the Funds' expenses do not exceed the expense limitations applicable to the Funds under the securities laws or regulations of those states or jurisdictions in which the Funds' shares are registered or qualified for sale. During the year ended December 31, 1996, the Manager reimbursed $30,107 and $14,071 of expenses of Fund I and Fund II, respectively, pursuant to these expense limitation provisions.

Certain officers and trustees of the Trust are also officers and/or directors of the Manager and Distributors.

------

NOTE 7 -- EARLY WITHDRAWAL CHARGES

Shares of Fund II redeemed within the first four years of their purchase will be subject to a contingent deferred sales charge. The contingent deferred sales charge will not, however, be imposed on shares acquired through the reinvestment of distributions, or on the appreciation of the value of shares acquired within the preceding four year period over the purchase price of such shares. Redemption proceeds will be applied first against shares not subject to the contingent deferred sales charge for purposes of calculating such charge. The contingent deferred sales charge is paid by the investor to Distributors and is imposed at the rate of 4% for redemptions in the first year after purchase, declining to 3%, 2%, and 1% in the second, third and fourth years, respectively. During the year ended December 31, 1996, Distributors received contingent deferred sales charges of $2,244.

------

            REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
------------------------------

To the Shareholders of Astra
Short-Term Multi-Market Income
Fund I and II and the Trustees of
Astra Global Investment Series

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Astra Global Investment Series (comprising, respectively, Astra Short-Term Multi-Market Income Funds I and II), as of December 31, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting Astra Global Investment Series as of December 31, 1996, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                          TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 17, 1997

------

            ASTRA GROUP
            FAMILY OF FUNDS
------------------------------

            ADJUSTABLE-INCOME FUNDS
------------------------------

ASTRA ADJUSTABLE U.S. GOVERNMENT SECURITIES TRUST I

ASTRA ADJUSTABLE U.S. GOVERNMENT SECURITIES TRUST I-A

ASTRA ADJUSTABLE U.S. GOVERNMENT SECURITIES TRUST II

ASTRA ADJUSTABLE U.S. GOVERNMENT SECURITIES TRUST IV

ASTRA ADJUSTABLE RATE SECURITIES TRUST I

ASTRA ADJUSTABLE RATE SECURITIES TRUST I-A

ASTRA ADJUSTABLE RATE SECURITIES TRUST IV

            FIXED-INCOME FUNDS
------------------------------

ASTRA ALL-AMERICAS GOVERNMENT INCOME TRUST

ASTRA SHORT-TERM MULTI-MARKET INCOME FUND I

ASTRA SHORT-TERM MULTI-MARKET INCOME FUND II

------------------
Prospectuses containing more complete information about the Funds, including charges and expenses, may be obtained from Astra Fund Distributors Corp. Read the Prospectus carefully before you invest or send money.

------

750 B Street
Suite 2350
San Diego, CA 92101

ASTRA SHORT-TERM MULTI-MARKET
INCOME FUND I & II

Investment Manager
Astra Management Corp.
750 B Street
Suite 2350
San Diego, CA 92101
1-619-238-7100

Principal Underwriter
Astra Fund Distributors Corp.
750 B Street
Suite 2350
San Diego, CA 92101
1-800-219-1080

Shareholder Servicing Agent
DST Systems, Inc.
P.O. Box 419174
Kansas City, Missouri 64141
1-800-441-7267

Transfer Agent
Investors Fiduciary Trust Company
c/o DST Systems, Inc.
P.O. Box 419174
Kansas City, Missouri 64141


This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which includes details regarding the Funds' objectives, policies, sales commissions and other information.


ST I/II 297 2.0   AST 701134




[ASTRA LOGO]


ASTRA
SHORT-TERM
MULTI-MARKET
INCOME FUND I & II

ANNUAL REPORT
DECEMBER 31, 1996


In the printed Prospectus there appears
a photograph of the planet earth
as viewed from space.